Mortgage Servicing Rights	12 Months Ended
Dec. 31, 2011
Mortgage Loans On Real Estate [Abstract]
Mortgage Loans on Real Estate, by Loan Disclosure [Text Block]

Note 8:      Mortgage Servicing Rights

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balance of mortgage loans service for others approximated $402,062,000, $328,435,000 and $208,276,000 at December 31, 2011, 2010 and 2009, respectively. Contractually specified servicing fees, late fees and ancillary fees of approximately $904 thousand, $607 thousand and $374 thousand are included in loan servicing fees in the income statement at December 31, 2011, 2010 and 2009, respectively.

The following table summarizes mortgage servicing rights capitalized and related amortization, along with activity in the related valuation allowance:

	2011	2010	2009

Carrying amount, beginning of year	$3,190,389	$1,955,153	$607,078
Mortgage servicing rights capitalized during the year	1,492,785	1,634,058	1,638,564
Mortgage servicing rights amortization during the year	(744,575)	(483,822)	(305,489)
Net change in valuation allowance	(1,118,660)	85,000	15,000
Carrying amount, end of year	$2,819,939	$3,190,389	$1,955,153

Valuation allowance:
Beginning of year	$-	$85,000	$100,000
Additions	1,118,660	725,000	25,000
Reduction	-	(810,000)	(40,000)

End of year	$1,118,660	$-	$85,000

Fair Value, beginning of period	$3,263,804	$1,955,153	$607,078
Fair Value, end of period	$2,819,939	$3,263,804	$1,955,153

During 2011, a valuation allowance of $1.1 million was taken to adjust the carrying value of the Mortgage Servicing Rights to the Fair Market Value. The fair market value is determined by an independent analysis conducted by an external expert on a quarterly basis.